                                                                    EXHIBIT 10.7


              FIRST AMENDMENT TO COMMUNITY SHORES BANK CORPORATION FLOATING RATE SUBORDINATED NOTE DUE JUNE 30, 2006 AND
                      SUBORDINATED NOTE PURCHASE AGREEMENT


                               September 26, 2001


To the holder of Community Shores
Bank Corporation Floating Rate
Subordinated Notes named on the
signature page of this letter


         Re Community Shores Bank Corporation Floating Rate Subordinated Notes due June 30, 2006, and related Subordinated Note Purchase Agreements

         Community Shores Bank Corporation (the "Community Shores") has previously entered into the Subordinated Note Purchase Agreements and issued to you the Floating Rate Subordinated Notes due June 30, 2006 referred to across from your name on Annex I to this letter (collectively "Your Purchase Agreements and Notes", and individually, "Your Purchase Agreements" and "Your Notes"). This letter will confirm the agreement between you and Community Shores, effective September 26, 2001, to extend the maturity of Your Notes from June 30, 2006 to June 30, 2007. The provisions of Your Purchase Agreements shall be deemed concurrently amended, effective September 26, 2001, to reflect the extension of the maturity of Your Notes to June 30, 2007. In connection with the extension of the maturity date, you represent to Community Shores that all of your representations, warranties and agreements set forth in Section 5 of Your Purchase Agreements continue to be true and correct as of the date of this letter.

         Except for the amendment to Your Purchase Agreements and Notes expressly set forth in this letter, all of the provisions of Your Purchase Agreements and Notes shall continue to be in full force and effect.

         Please indicate your agreement with the terms of this letter by signing and returning a copy of this letter to Community Shores, in which case this letter shall become a binding agreement between you and Community Shores, effective September 26, 2001. The effectiveness of the agreement set forth in this letter is not effected by any other holder of a Floating Rate Subordinated Note agreeing or not agreeing to enter into a similar amendment.


                                    Sincerely,
                                    Community Shores Bank Corporation

                                    By:  ___________________________
                                             Jose' A. Infante
                                             Chairman of the Board, President
                                                and Chief Executive Officer



THE UNDERSIGNED AGREES TO THE ABOVE WITH
RESPECT TO THE $200,000 AGGREGATE PRINCIPAL
AMOUNT OFF FLOATING RATE SUBORDINATED NOTES
DUE JUNE 30, 2006 AND RELATED SUBORDINATED
NOTE PURCHASE AGREEMENTS REFERRED TO ACROSS
FROM THE UNDERSIGNED'S NAME ON ANNEX I TO
THIS LETTER




--------------------------------------------

     ROBERT L. CHANDONNET
--------------------------------------------


--------------------------------------------
     (Please print name under signature)

                                     ANNEX I

                        COMMUNITY SHORES BANK CORPORATION

         OUTSTANDING FLOATING RATE SUBORDINATED NOTES DUE JUNE 30, 2006

                                                             DATE OF
                                DATE OF FLOATING             SUBORDINATED NOTE            PRINCIPAL AMOUNT
                                RATE SUBORDINATED            PURCHASE                     OF FLOATING RATE
NAME OF HOLDER                  NOTE                         AGREEMENT                    SUBORDINATED NOTE
---------------                 ---------------------        -----------------            -----------------

Robert Chandonnet               June 28, 2000                June 27, 2000                $140,000

Michael Gluhanich               June 28, 2000                June 27, 2000                  70,000

Donald Hegedus                  June 28, 2000                June 27, 2000                 350,000

Painewebber, Inc., IRA          June 28, 2000                June 27, 2000                 525,000
Custodian FBO John L. Hilt
IRA II

Robert Chandonnet               September 27, 2000           September 27, 2000           $ 60,000

Michael Gluhanich               September 27, 2000           September 27, 2000             30,000

Donald Hegedus                  September 27, 2000           September 27, 2000            150,000

Painewebber, Inc., IRA          September 27, 2000           September 27, 2000            225,000
Custodian FBO John L. Hilt
IRA II

Community Shores LLC            September 27, 2000           September 27, 2000             35,000

Community Shores LLC            December 26, 2000                                          420,000

Community Shores LLC            March 28, 2001               March 28, 2001                600,000

Community Shores LLC            March 29, 2001               March 29, 2001                250,000

Community Shores LLC            April 13, 2001               April 13, 2001                145,000

Community Shores LLC            July 12, 2001                                              100,000





















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